Knowles Announces Next Phase of Transformation to an Industrial Technology Company Enters into Agreement to Acquire Cornell Dubilier for Total Cash Consideration of $263 Million, Adding Film, Electrolytic and Mica Capacitor Product Offerings; Expected to be Accretive to Non-GAAP EPS in 2024 Announces Exploration of Strategic Alternatives for Consumer MEMS Microphones Segment Actions Reflect Execution of Strategic Roadmap to Increase Exposure to High-Growth Medtech, Defense & Aerospace, and Industrial Electrification End Markets ITASCA, Ill. and Liberty, S.C. – DATE – Knowles Corporation (NYSE: KN) (“Knowles” or the “Company”), a leading global supplier of high performance components and solutions, including ceramic capacitors and radio frequency (“RF”) filters, advanced medtech microphones and balanced armature speakers and audio solutions, today announced strategic actions to accelerate its transformation to an industrial technology company focused on higher growth and higher value opportunities. The Company has entered into a definitive agreement to acquire Cornell Dubilier (“CD”) in an all-cash transaction. In parallel, Knowles announced that it is evaluating strategic alternatives for its Consumer MEMS Microphones business (“CMM”). Proposed Acquisition of Cornell Dubilier Cornell Dubilier, based in Liberty, South Carolina, is a technology leader and manufacturer of high-quality film, electrolytic and mica capacitors used in demanding medtech, military, aerospace, and industrial electrification applications with an annualized revenue of more than $135 million and over 35 thousand customers. The acquisition:  Increases Exposure to High-Growth End Markets: The transaction significantly expands Knowles’ serviceable available market through Cornell Dubilier’s capacitor offerings. In addition, Cornell Dubilier’s end markets are aligned to key growth tailwinds, including increasing defense budgets, medical imaging and critical care application growth as well as industrial electrification and implementation of next generation fast charging architectures.  Diversifies and Expands Product Portfolio: The combination of Cornell Dubilier’s broad selection of power film, electrolytic and mica capacitors with Knowles’ Precision Devices segment will deliver a compelling value proposition and wider portfolio of products and solutions to both existing and new customers.  Drives Non-GAAP EPS Accretion and Preserves Financial Flexibility: Pro forma, the acquisition is expected to be accretive to Knowles’ non-GAAP EPS in 2024. Following the closing of the acquisition, Knowles expects Financial Contact: Patton Hofer Knowles Investor Relations Email: investorrelations@knowles.com to have a leverage ratio of 1.4x pro forma EBITDA and maintain its capital deployment strategy focused on balancing R&D and capex investment with accretive M&A while continuing to return cash to shareholders through share repurchases. “Adding Cornell Dubilier’s impressive, broad-based roster of OEM and distribution partner customers, as well as its leading capabilities in capacitor technology will expand the applications for Knowles’ products,” said Knowles Chief Executive Officer Jeffrey Niew. “We will be well positioned to grow with new and existing customers as we work to generate stronger earnings and cash flow and create shareholder value. We admire the outstanding company and culture built by the Kaplan family over the past 40 years and we look forward to welcoming Cornell Dubilier’s talented employees to Knowles.” “We are thrilled to be joining Knowles, which shares our culture of innovation,” said Cornell Dubilier Chief Executive Officer Jim Kaplan. “Like Knowles, some of the world’s most respected companies rely on Cornell Dubilier’s technologies, and together, we will be well positioned to offer even more cutting-edge products and solutions to our customers and drive growth.” Acquisition Terms & Details The total cost of the acquisition is $263 million and consists of a $140 million cash payment at closing and an interest-free seller note of $123 million, with $50 million maturing one year from closing and the remaining $73 million maturing two years from closing. The total fair value of the consideration transferred is estimated at $250 million and represents 9.6x Cornell Dubilier’s trailing-twelve-month adjusted EBITDA inclusive of run-rate cost synergies. Knowles expects to finance the acquisition with a combination of cash on hand, borrowings from its existing revolving credit facility, and the seller note. The acquisition is expected to close in the fourth quarter of calendar year 2023, subject to regulatory approvals and other customary closing conditions. J.P. Morgan is serving as the exclusive financial advisor to Knowles and Foley & Lardner LLP is serving as its legal advisor. Exploring Strategic Alternatives for Consumer MEMS Microphones Business The Company also announced today that it is reviewing strategic alternatives for its CMM business. CMM designs and manufactures micro-electro-mechanical systems microphones that enable voice control communication and superior audio recording for customers across the ear, compute, internet of things and smartphone market segments. Mr. Niew commented, “The CMM segment is an attractive, cash-producing business with differentiated products and a strong customer base. This process is another step in Knowles’ business transformation as we explore potential partners to accelerate a return to growth for CMM.” The Company has engaged Jefferies LLC to assist in the CMM strategic review. No assurance can be given that any transaction or other strategic outcomes will result from the review. The Company has not set a timetable for the conclusion of the strategic review and does not intend to comment on or provide updates regarding these matters unless and until it determines that further disclosure is appropriate or required. Investor Presentation Knowles today posted an investor presentation with details regarding the Cornell Dubilier transaction, which is available at http://investor.knowles.com. Non-GAAP Financial Measures Non-GAAP diluted earnings per share (“non-GAAP diluted EPS”) is adjusted for certain non-GAAP reconciling adjustments, including stock-based compensation expense, intangibles amortization expense, impairment charges, restructuring charges, and other infrequent or non-recurring expense and income items that, when removed, result in greater comparability of results between reporting periods. Non-GAAP diluted EPS also includes the income tax effects of non-GAAP reconciling adjustments, which are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. The number of shares used in the non-GAAP diluted EPS calculations excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. Knowles believes that non-GAAP measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating Knowles' performance for business planning purposes. Knowles also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles' opinion, do not reflect its core operating performance. Knowles believes that its presentation of non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. About Knowles Knowles is a market leader and global provider of advanced micro-acoustic microphones and balanced armature speakers, audio solutions, and high performance capacitors and RF products, serving the consumer electronics, medtech, defense, electric vehicle, industrial, and communications markets. Knowles uses its leading position in SiSonic™ micro-electro-mechanical systems ("MEMS") microphones and strong capabilities in audio processing technologies to optimize audio systems and improve the user experience across consumer applications. Knowles is also a leader in hearing health acoustics, high performance capacitors, and RF solutions for a diverse set of markets. Knowles’ focus on the customer, combined with unique technology, proprietary manufacturing techniques, and global operational expertise, enables it to deliver innovative solutions across multiple applications. Founded in 1946 and headquartered in Itasca, Illinois, Knowles is a global organization with employees in over a dozen countries. The Company continues to invest in high value solutions to diversify its revenue and increase exposure to high growth markets. For more information, visit knowles.com. About Cornell Dubilier

Cornell Dubilier is a privately held company headquarted in Liberty, South Carolina. Cornell Dubilier is a technology leader and manufacturer of high-performance film, electrolytic and mica capacitors used in demanding medtech, defense & aerospace, and industrial electrification applications. Cautionary Note Regarding Forward-Looking Statements: This press release contains certain statements, including those statements relating to the Company’s expectations regarding the CD acquisition, the evaluation of strategic alternatives for the CMM business, plans and objectives of management for future operations and other statements that do not directly relate to any historical or current fact which are “forward-looking” statements within the meaning of the safe harbor provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. The words “expect,” “estimate,” “budget,” “continue,” “intend,” “will,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are based on current plans, expectations, forecasts and assumptions and are subject to risks, uncertainties and other factors that could cause actual outcomes or results to differ materially from those projected, anticipated or implied in these forward-looking statements. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will be achieved or accomplished. Many factors that could cause actual results or events to differ materially from those anticipated include those matters described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the SEC, as well as the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement to acquire CD; the possibility that various closing conditions for the acquisition may not be satisfied or waived; the possibility of a failure to obtain, delays in obtaining or adverse conditions contained in regulatory or other required approvals; the failure of the acquisition to close for any other reason; the amount of fees and expenses related to the acquisition or the strategic alternatives process; the ability to achieve projected financial results; the risk that the anticipated benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; the effects of disruption from the acquisition or strategic alternatives process making it more difficult for Knowles or CD to maintain relationships with employees (including potential difficulties in employee retention), collaboration parties, other business partners or governmental entities; other business effects, including the effects of industrial, economic or political conditions outside of Knowles’ control; the timing of the strategic alternatives review; the outcome of the strategic alternatives review, including whether any transaction occurs at all; whether any such strategic alternative will result in additional value for Knowles and its shareholders; and changes in economic, competitive, strategic, technological, regulatory or other factors that affect the operation of Knowles’ businesses. Any forward-looking statement speaks of as of the date on which it is made and the Company does not assume any obligation to update or revise any forward- looking statements whether as a result of new information, future events, or otherwise, except as required by applicable law. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.